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                                                                   EXHIBIT 10.18

                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of August 21, 2003, is entered into by and among Fleet Capital Corporation, as Administrative Agent (the "Administrative Agent"), Fleet Capital Canada Corporation, as Canadian Agent (the "Canadian Agent"), the Lenders and Canadian Participating Lenders party to the Loan Agreement (as defined below), Celadon Group, Inc., a Delaware corporation ("CGI"), Celadon Trucking Services, Inc., a New Jersey corporation ("CTSI"), TruckersB2B, Inc., a Delaware corporation ("TB2B"), and Celadon Canada, Inc., an Ontario corporation ("CCI" and together with CGI, CTSI and TB2B, collectively, the "Borrowers"), with reference to the following facts:

                                    RECITALS

                  A. The Administrative Agent, the Canadian Agent, the Lenders, the Canadian Participating Lenders and the Borrowers are parties to the Loan and Security Agreement, dated as of September 26, 2002, as amended by the Waiver and First Amendment to Loan and Security Agreement, dated as of January 31, 2003, and the Waiver and Second Amendment to Loan and Security Agreement, dated as of April 24, 2003 (collectively, the "Loan Agreement"), pursuant to which the Lenders have provided the Borrowers with certain credit facilities.

                  B. CTSI proposes to enter into an Asset Purchase Agreement, of even date herewith (the "Asset Purchase Agreement"), among CTSI, Highway Express, Inc., a Virginia corporation (the "Seller"), and J. Harwood Cochrane, an individual and the sole shareholder of the Seller, pursuant to which CTSI would purchase from the Seller, and the Seller would sell to CTSI, substantially all of the assets of the Seller (the "Acquisition").

                  C. Pursuant to the Asset Purchase Agreement, (i) CTSI will grant the Seller a security interest in all personal property of CTSI (the "CTSI-Seller Lien") as collateral security for the payment by CTSI to the Seller of CTSI's obligation for the deferred portion of the purchase price of the Acquisition, which deferred payment obligation will be evidenced by a promissory note issued by CTSI to the Seller (the "CTSI - Seller Note"), and (ii) CGI will execute an unsecured continuing guaranty in favor of the Seller covering the obligations of CTSI to the Seller for the payment of interest and principal under the CTSI - Seller Note (the "CGI - Seller Guaranty").

                  D. CTSI intends, within one hundred fifty (150) days after the Acquisition, to sell certain excess or old equipment that it will acquire from the

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Seller pursuant to the Acquisition and to apply the net proceeds of such sales, which are estimated to be $3,200,000, to pay down the outstanding principal balance of the Domestic Term Loan. The Administrative Agent shall re-compute the principal amortization schedule for the Domestic Term Loan based on the then outstanding principal balance of the Domestic Term Loan and straight-line amortization over eighty-four (84) months, and the Borrowers shall execute and deliver to the Administrative Agent a replacement Term Note for each of the Domestic Lenders.

                  E. Pursuant to Section 8.2.1 of the Loan Agreement, CTSI may not complete the Acquisition without obtaining the prior written consent of the Majority Lenders; pursuant to Section 8.2.3 of the Loan Agreement, CGI may not execute the CGI-Seller Guaranty in favor of the Seller without obtaining the prior written consent of the Majority Lenders; and pursuant to Section 8.2.5 of the Loan Agreement, CTSI may not grant the CTSI-Seller Lien in favor of the Seller without obtaining the prior written consent of the Majority Lenders.

                  F. CTSI and CGI have requested that the Majority Lenders grant their prior written consent to CTSI's consummation of the Acquisition (including CTSI's grant of the CTSI-Seller Lien and CGI's issuance of the CGI-Seller Guaranty in connection with the Acquisition) and that the Domestic Lenders collectively fund an additional advance in the aggregate principal amount of $6,000,000 under their respective Domestic Term Loan Commitments to facilitate CTSI's payment of the portion of the purchase price for the Acquisition that is payable on the closing date of the Acquisition and the Borrowers' repayment of a portion of the outstanding principal balance of the Domestic Revolving Credit Loans.

                  G. The Majority Lenders and the Domestic Lenders, respectively, are willing to grant such accommodations to CTSI and CGI on the terms and conditions set forth below.

                  NOW, THEREFORE, the parties hereby agree as follows:

         1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

         2. Consent to Acquisition and Related Transactions. Subject to the satisfaction of each of the conditions set forth in Section 9 of this Amendment, the Majority Lenders hereby consent to CTSI's consummation of the Acquisition and to CTSI's grant of the CTSI-Seller Lien and CGI's issuance of the CGI-Seller Guaranty in connection with the Acquisition.

         3. Additional Domestic Term Loan Advances; Repayment of Portion of Domestic Revolving Credit Loans. The Domestic Lenders agree to make an

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additional term loan to CGI on the effective date of this Amendment in the aggregate principal amount of $6,000,000 (the "New Domestic Term Loan Advance"). The New Domestic Term Loan Advance shall be combined with the outstanding principal balance of the Domestic Term Loan on the effective date of this Amendment. Such combined Loans shall be evidenced by and payable in accordance with the terms of amended and restated Term Notes (collectively, the "New Term Notes") in form and substance reasonably satisfactory to the Domestic Lenders, executed by the Borrowers in favor of the respective Domestic Lenders. Promptly upon the funding of the New Domestic Term Loan Advance, CTSI shall apply not less than $2,000,000 of the proceeds of such advance to reduce the outstanding principal balance of the Domestic Revolving Credit Loans.

         4. Amendment to Schedule of Lender Commitments. Exhibit 1.1 to the Loan Agreement is hereby amended to read in full as set forth on Exhibit 1.1 to this Agreement.

         5. Availability Reserve for Purchased Equipment. On the effective date of this Amendment, the Administrative Agent shall establish a reserve of $2,000,000 against borrowing availability under the Domestic Revolving Credit Loans facility. The Administrative Agent shall obtain a full appraisal of the motor vehicles and other equipment of the Seller purchased by CTSI pursuant to the Acquisition, conducted by an independent appraiser selected by the Administrative Agent, within forty-five (45) days after the effective date of this Amendment. If, based on such appraisal, the Administrative Agent determines that the then outstanding principal balance of the New Domestic Term Loan Advance exceeds ninety percent (90%) of the appraised orderly liquidation value of the machinery and equipment purchased by CTSI in connection with the Acquisition (a "Term Loan Overadvance"), the Administrative Agent shall cause a portion or all of the foregoing availability reserve, in an amount equal to the Term Loan Overadvance, to remain in effect throughout the term of the Loan Agreement. If, based on such appraisal, the Administrative Agent determines that no Term Loan Overadvance exists, the Administrative Agent shall eliminate the entire $2,000,000 availability reserve.

         6. Hampton, Virginia Landlord Waiver. Within (30) days after the effective date of this Amendment, CTSI shall cause the lessor of its post-Acquisition leased facility in Hampton, Virginia to execute and deliver to the Administrative Agent a landlord waiver in form and substance acceptable to the Administrative Agent. If the Administrative Agent does not receive such landlord waiver by such deadline, the Administrative Agent shall implement a reserve against availability under the Domestic Revolving Credit Loans facility in an amount equal to three (3) months rent for such leased facility, which reserve shall remain in effect until the Administrative Agent receives such landlord waiver.

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         7.       Fee. In consideration of the agreement of the Administrative
Agent and the Lenders to enter into this Amendment and provide CTSI and CGI with the accommodations described herein, the Borrowers shall pay to the Administrative Agent, for its benefit and the benefit of the Lenders, a one-time fee in the amount of $30,000 (the "Fee"). The Borrowers acknowledge and agree that the Administrative Agent shall effect payment of the Fee by charging the full amount thereof to the Borrower's Domestic Revolving Credit Loans account.

         8. Motor Vehicle Titles. Within forty-five (45) days after the closing of the Acquisition, CTSI shall file applications with the appropriate state departments of motor vehicles to indicate the Administrative Agent as the first lienholder on the certificate of title to each motor vehicle purchased by CTSI pursuant to the Acquisition other than any excess or old motor vehicles that CTSI intends to sell in the one hundred fifty (150) day period following the closing of the Acquisition. CTSI shall send to the Administrative Agent each week a copy of all such applications filed during the preceding week, together with a copy of each check issued by CTSI in payment of application fees and any other related information reasonably requested by the Administrative Agent.

         9. Conditions Precedent. The effectiveness of this Waiver and Amendment shall be subject to the prior satisfaction of each of the following conditions:

                  (a) This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, the Lenders and the Administrative Agent;

                  (b) Acquisition Documents. The Administrative Agent shall have received and been satisfied with its review of the final Asset Purchase Agreement and all exhibits and schedules thereto;

                  (c) Seller Subordination Agreement. The Administrative Agent shall have entered into a subordination agreement with the Seller, in form and substance satisfactory to the Administrative Agent in its sole discretion;

                  (d) Landlord Waivers. The Administrative Agent shall have received landlord waivers, each in form and substance acceptable to the Administrative Agent, from the respective lessors of the Seller's Richmond, Virginia and Greensboro, North Carolina leased facilities;

                  (e) The New Term Notes. The Administrative Agent shall have received an original New Term Note for each of the Domestic Lenders, duly executed by the Borrowers;

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                  (f)      Updated Equipment Appraisal. The Administrative Agent
                           shall have received, and been satisfied with its review of, an updated "desktop" appraisal of the motor vehicles and other equipment of the Seller to be purchased by CTSI pursuant to the Acquisition;

                  (g) The Fee. The Administrative Agent shall have received payment of the Fee; and

                  (h) Secretary's Certificate. The Secretary of each of the Borrowers shall have executed the Certificate of Resolution attached to this Amendment.

         10.      Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment.

                  (b) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

                  (c) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. The Borrowers hereby confirm that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                  (d) Reaffirmation of Obligations. The Borrowers hereby reaffirm, ratify and confirm their Obligations under the Loan Agreement, acknowledge that they have no offset rights or defenses to the payment of such Obligations, and acknowledge that all of the terms and provisions of the Loan Agreement and the other Loan Documents (except as amended hereby) remain in full force and effect.

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                  (e)      Severability. Any provision of this Amendment held by
                           a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (f) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (g) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  (h) Expenses of the Administrative Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of legal counsel to the Administrative Agent.

                  (i) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  (j) GOVERNING LAW; JURY TRIAL WAIVER. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF

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                           CONFLICTS OF LAW. THE PARTIES TO THIS AMENDMENT
                           HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH THIS AMENDMENT.

                  IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                            CELADON GROUP, INC.,
                                            a Delaware corporation

                                            By: /s/ Paul Will
                                                --------------------
                                                  Paul Will
                                                  Secretary

                                            CELADON TRUCKING SERVICES, INC.,
                                            a New Jersey corporation

                                            By: /s/ Paul Will
                                                --------------------
                                                  Paul Will
                                                  Secretary

                                            TRUCKERSB2B, INC.,
                                            a Delaware corporation

                                            By: /s/ Paul Will
                                                --------------------
                                                  Paul Will
                                                  Secretary

                                            CELADON CANADA, INC.,
                                            an Ontario corporation

                                            By: /s/ Paul Will
                                                --------------------
                                                  Paul Will
                                                  Secretary

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                                         FLEET CAPITAL CORPORATION, a Rhode
                                         Island corporation, as Administrative
                                         Agent and a Lender

                                         By: /s/ Matthew R. Van Steenhuyse
                                             --------------------------------
                                                 Matthew R. Van Steenhuyse
                                                 Senior Vice President

                                         FIFTH THIRD BANK,
                                         as a Lender

                                         By: /s/ David W. O'Neal
                                             -------------------
                                         Name: David W. O'Neal
                                         Title: Vice President

                                         KEYBANK NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Michael M. Maher
                                         Name: Michael M. Maher
                                         Title: Senior Vice President

                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ William H. Lutes
                                         Name: William H. Lutes
                                         Title: First Vice President

                                         FLEET CAPITAL CANADA CORPORATION,
                                         as Canadian Agent and Canadian Lender

                                         By: /s/ Doug McKenzie
                                         Name: Doug McKenzie
                                         Title: Vice President & General Manager

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                            CERTIFICATE OF RESOLUTION

         I, Paul Will, hereby certify that:

                                    I am the duly qualified and acting Secretary
of each of Celadon Group, Inc., a Delaware corporation, Celadon Trucking Services, Inc., a New Jersey corporation, TruckersB2B, Inc., a Delaware corporation, and Celadon Canada, Inc., an Ontario corporation (collectively, the "Borrowers").

                                    The following is a true copy of identical
resolutions duly adopted by the respective boards of directors of each of the Borrowers by either a special meeting or by unanimous written consent in lieu of a meeting:

                                    "RESOLVED that the terms of the Third
                  Amendment to Loan and Security Agreement among this corporation and the other Borrowers party thereto, the financial institutions which are signatories thereto, Fleet Capital Corporation, as Administrative Agent (the 'Agent'), and Fleet Capital Canada Corporation, as Canadian Agent, are hereby approved and ratified; and

                                    FURTHER RESOLVED, that any one officer of
                  this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to the Agent any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

                                    These resolutions are in conformity with the
respective articles or certificate of incorporation and bylaws of the Borrowers, have never been modified or repealed, and are now in full force and effect.

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                                    IN WITNESS WHEREOF, I have set my hand and
the seal of the corporation as of August 21, 2003.

                                               /s/ Paul Will
                                               -------------
                                               Paul Will
                                               Secretary of Celadon Group, Inc.
                                               Celadon Trucking Services, Inc.,
                                               TruckersB2B, Inc., and
                                               Celadon Canada, Inc.

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